UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Qnity Electronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42619	33-3002745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

974 Centre Road,	Building 735	19805
Wilmington,	Delaware
(Address of principal executive offices)		(Zip Code)
1 (302) 294-4651
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2026 (the “Closing Date”), Qnity Electronics, Inc. (the “Company” or the “Borrower”) and certain of its direct and indirect subsidiaries, party thereto as guarantors and grantors, entered into Repricing Amendment No. 1 to the Credit Agreement (the “Amendment”), dated as of October 31, 2025, among the Borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders and other loan parties from time to time party thereto (as amended from time to time, including by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

The Amendment repriced all $2,338,250,000 of the Term Loans (“Term Loans”) outstanding immediately prior to the Closing Date, reducing the applicable interest rate on the Term Loans from (i) Term Secured Overnight Financing Rate (“Term SOFR Rate”) plus a margin of 2.00% (and, in the case of Base Rate Loans, a margin of 1.00%) to (ii) Term SOFR Rate plus a margin of 1.75% (and, in the case of Base Rate Loans, a margin of 0.75%). In connection with the repricing, the repriced Term Loans are subject to a 1.00% premium on certain prepayments, repayments, and amendments constituting a “Repricing Event” occurring on or prior to the date that is six (6) months after the Closing Date. The Amendment did not materially change any of the other terms and conditions of the Credit Agreement. Accordingly, except as set forth herein, the repriced Term Loans have the same material terms (including with respect to maturity, prepayment, security, covenants and events of default) as described under “Senior Secured Credit Facilities” in Note 14 to the Company's consolidated financial statements included in Part II, Item 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

The foregoing description of the Amendment and the Term Loans is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, effective as of July 1, 2026, by and among Qnity Electronics, Inc., JPMorgan Chase Bank, N.A. and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QNITY ELECTRONICS, INC.

By:	/s/ Peter W. Hennessey
Name:	Peter W. Hennessey
Title:	SVP and General Counsel

Date: July 1, 2026
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